Exhibit 99.1

News Release

Investor Contact:	Media Contact:
Mark Bette	Doug Holt
(312) 444-2301	(312) 557-1571
Mark_Bette@ntrs.com	Doug_Holt@ntrs.com

https://www.northerntrust.com

FOR IMMEDIATE RELEASE

NORTHERN TRUST CORPORATION REPORTS THIRD QUARTER NET INCOME
OF $374.5 MILLION, EARNINGS PER COMMON SHARE OF $1.58

REVENUE GROWTH OF 10%
RETURN ON AVERAGE COMMON EQUITY OF 15.1%
CHICAGO, OCTOBER 17, 2018 — Northern Trust Corporation today reported third quarter net income per diluted common share of $1.58, compared to $1.20 in the third quarter of 2017 and $1.68 in the second quarter of 2018. Net income was $374.5 million, compared to $298.4 million in the prior-year quarter and $390.4 million in the prior quarter.
“Northern Trust’s third quarter 2018 performance produced earnings per share growth of 32% compared to last year and a return on average common equity of 15.1%,” said Michael O’Grady, President and Chief Executive Officer. “Trust, investment and other servicing fees, net interest income, and foreign exchange trading income all delivered strong year-over-year growth while the Company also produced positive fee and total operating leverage versus last year.”
O’Grady added, “During the quarter, we increased our common stock dividend 31% to $0.55 per share and repurchased 2.2 million shares, returning $359.3 million in capital to our common shareholders. Our consistent strategy, focus on attractive growth markets, and long-term relationships position Northern Trust well as we invest for the Company’s continued future success.”

THIRD QUARTER 2018 RESULTS

Current-quarter and comparative results were affected by the impairment of a community development equity investment previously held at cost, severance-related and restructuring charges, and tax-related items as follows:

($ In Millions)	Q3 2018	Q2 2018	Q3 2017
Community Development Investment Impairment
Other Operating Income	$(8.1)	$—	$—

Severance-Related and Restructuring Charges
Noninterest Expense	$(2.7)	$(6.6)	$(7.0)

Tax-Related Items
Impact of Tax Cuts and Jobs Act (TCJA)*	$5.5	$—	$—
Federal and State research tax credits	—	—	17.6
Benefit for Income Taxes	$5.5	$—	$17.6

(*)	Amounts presented represent adjustments to the initial estimated impact of the TCJA and may continue to be refined in future periods as further information becomes available.
SUMMARY RESULTS & KEY METRICS

				% Change vs.
($ In Millions except per share data)	Q3 2018	Q2 2018	Q3 2017	Q2 2018	Q3 2017
Trust, Investment and Other Service Fees	$939.2	$942.9	$867.9	—%	8%
Other Noninterest Income	126.9	149.9	123.1	(15)	3
Net Interest Income (FTE*)	418.5	422.6	366.2	(1)	14
Total Revenue (FTE*)	$1,484.6	$1,515.4	$1,357.2	(2)%	9%

Noninterest Expense	1,002.3	997.4	935.6	1	7
Provision for Credit Losses	(9.0)	1.5	(7.0)	N/M	29
Provision for Income Taxes	106.5	116.8	118.2	(9)	(10)
FTE* Adjustment	10.3	9.3	12.0	11	(14)
Net Income	$374.5	$390.4	$298.4	(4)%	26%

Earnings Allocated to Common and Potential Common Shares	353.1	379.5	276.7	(7)	28

Diluted Earnings per Common Share	$1.58	$1.68	$1.20	(6)%	32%
Return on Average Common Equity	15.1%	16.5%	12.2%
Return on Average Assets	1.22%	1.26%	0.98%
Average Assets	$122,155.6	$123,866.7	$121,159.4	(1)%	1%

(*)
Net interest income and total revenue presented on a fully taxable equivalent (FTE) basis are non-generally accepted accounting principle financial measures that facilitate the analysis of asset yields. Please refer to the Reconciliation to Fully Taxable Equivalent section for further detail.

THIRD QUARTER 2018 RESULTS (continued)

CLIENT ASSETS
Assets under custody/administration (AUC/A) and assets under management are the primary drivers of the Corporation’s trust, investment and other servicing fees, the largest component of noninterest income. The following table presents the Corporation’s AUC/A, assets under custody, a component of AUC/A, and assets under management by reporting segment.

	As of			% Change vs.
($ In Billions)	September 30, 2018*	June 30, 2018	September 30, 2017	June 30, 2018	September 30, 2017
Assets Under Custody/Administration
Corporate & Institutional Services (C&IS)	$10,153.9	$10,051.9	$9,062.8	1%	12%
Wealth Management	675.9	660.6	633.2	2	7
Total Assets Under Custody/Administration	$10,829.8	$10,712.5	$9,696.0	1%	12%
Assets Under Custody
Corporate & Institutional Services	$7,523.1	$7,451.1	$7,130.9	1%	6%
Wealth Management	665.8	650.8	622.9	2	7
Total Assets Under Custody	$8,188.9	$8,101.9	$7,753.8	1%	6%
Assets Under Management
Corporate & Institutional Services	$876.0	$862.1	$840.7	2%	4%
Wealth Management	295.5	286.8	284.4	3	4
Total Assets Under Management	$1,171.5	$1,148.9	$1,125.1	2%	4%

(*)	Client assets for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission.

THIRD QUARTER 2018 RESULTS (continued)

TRUST, INVESTMENT AND OTHER SERVICING FEES

				% Change vs.
($ In Millions)	Q3 2018	Q2 2018	Q3 2017	Q2 2018	Q3 2017
C&IS Trust, Investment and Other Servicing Fees
Custody and Fund Administration	$374.7	$376.7	$338.1	(1)%	11%
Investment Management	108.7	113.1	104.3	(4)	4
Securities Lending	24.1	30.2	22.8	(20)	6
Other	33.5	32.2	35.9	4	(7)
Total C&IS	$541.0	$552.2	$501.1	(2)%	8%

Wealth Management Trust, Investment and Other Servicing Fees
Central	$152.2	$150.7	$145.4	1%	5%
East	102.7	97.0	90.2	6	14
West	80.7	80.4	73.7	—	9
Global Family Office	62.6	62.6	57.5	—	9
Total Wealth Management	$398.2	$390.7	$366.8	2%	9%

Total Consolidated Trust, Investment and Other Servicing Fees	$939.2	$942.9	$867.9	—%	8%
Q3 2018 vs. Q2 2018
C&IS trust, investment and other servicing fees decreased 2% compared to the prior quarter.

▪	C&IS custody and fund administration fees decreased primarily due to the unfavorable impact of movements in foreign exchange rates and lower transaction volumes, partially offset by favorable markets.

▪
C&IS investment management fees decreased primarily due to outflows and adjustments made in the prior quarter due to a change to gross revenue presentation for certain clients. There was a corresponding increase to third-party advisor costs in outside services in the prior quarter as a result of the aforementioned adjustments.

▪	C&IS securities lending fees decreased reflecting lower spreads and volumes in the current quarter primarily due to the international dividend season that occurred in the prior quarter.
Wealth Management trust, investment and other servicing fees increased 2% from the prior quarter, primarily due to favorable markets and new business.
Q3 2018 vs. Q3 2017
C&IS trust, investment and other servicing fees increased 8% compared to the prior-year quarter.

▪
C&IS custody and fund administration fees increased primarily due to revenue associated with the acquisition and integration of UBS Asset Management’s fund administration units in Luxembourg and Switzerland (“the UBS acquisition”), new business, and favorable markets.

▪
C&IS investment management fees increased primarily due to favorable markets and a change to gross revenue presentation for certain clients. There is a corresponding increase to third-party advisor costs in outside services as a result of the change to gross revenue presentation for these clients.

THIRD QUARTER 2018 RESULTS (continued)

▪	C&IS securities lending fees increased primarily due to increased loan volumes, partially offset by lower spreads.

▪	C&IS other fees decreased primarily due to lower sub-advisor fees. The income associated with sub-advisor fees has an associated expense in outside services.
Wealth Management trust, investment and other servicing fees increased 9% compared to the prior-year quarter.

▪
The increase in Wealth Management fees across all regions was primarily attributable to favorable markets, a change in presentation of certain fees resulting from the adoption of the new revenue recognition standard, and new business.

▪	The increase in Global Family Office fees was primarily attributable to new business and favorable markets.
OTHER NONINTEREST INCOME

				% Change vs.
($ In Millions)	Q3 2018	Q2 2018	Q3 2017	Q2 2018	Q3 2017
Other Noninterest Income
Foreign Exchange Trading Income	$71.7	$78.9	$49.1	(9)%	46%
Treasury Management Fees	12.5	13.5	13.2	(7)	(5)
Security Commissions and Trading Income	21.9	26.1	21.2	(16)	3
Other Operating Income	20.9	31.4	40.0	(34)	(48)
Investment Security Gains (Losses), net	(0.1)	—	(0.4)	N/M	(68)
Total Other Noninterest Income	$126.9	$149.9	$123.1	(15)%	3%
Q3 2018 vs. Q2 2018

▪	Foreign exchange trading income decreased primarily due to lower client volumes.

▪	Securities commissions and trading income decreased due to lower transition management revenue and interest rate swaps.

▪
Other operating income decreased primarily due to the impairment of a community development equity investment previously held at cost, lower banking and credit-related service fees, and expenses related to existing swap agreements related to Visa Inc. Class B common shares.

Q3 2018 vs. Q3 2017

▪	Foreign exchange trading income increased primarily due to increased foreign exchange swap activity in Treasury and higher client volumes.

▪
Other operating income decreased primarily due to the impairment of a community development equity investment previously held at cost, expenses related to existing swap agreements related to Visa Inc. Class B common shares, lower income on hedging activity, and lower banking and credit-related service fees.

THIRD QUARTER 2018 RESULTS (continued)

NET INTEREST INCOME

				% Change vs.
($ In Millions)	Q3 2018	Q2 2018	Q3 2017	Q2 2018	Q3 2017
Net Interest Income
Interest Income (FTE*)	$609.5	$577.0	$465.8	6%	31%
Interest Expense	191.0	154.4	99.6	24	92
Net Interest Income (FTE*)	$418.5	$422.6	$366.2	(1)%	14%

Average Earning Assets	$112,695	$114,415	$112,485	(2)%	—%
Net Interest Margin (FTE*)	1.47%	1.48%	1.29%

(*)
Interest income, net interest income and net interest margin presented on an FTE basis are non-generally accepted accounting principle financial measures that facilitate the analysis of asset yields. Please refer to the Reconciliation to Fully Taxable Equivalent section for further detail.

Q3 2018 vs. Q2 2018

▪	Net interest income on an FTE basis decreased compared to the prior quarter, primarily resulting from a decrease in earning assets.

▪	The net interest margin on an FTE basis was down slightly from the prior quarter, primarily resulting from a balance sheet mix shift, partially offset by higher short-term interest rates.

▪
Average earning assets decreased compared to the prior quarter, primarily resulting from lower levels of short-term interest-bearing deposits with banks. The decline in earning assets was primarily the result of lower levels of client demand and other noninterest-bearing deposits.

Q3 2018 vs. Q3 2017

▪	Net interest income on an FTE basis increased compared to the prior-year quarter, primarily resulting from a higher net interest margin.

▪
The net interest margin on an FTE basis increased compared to the prior-year quarter, primarily due to higher short-term interest rates and lower premium amortization, partially offset by a balance sheet mix shift.

▪
Average earning assets increased slightly from the prior-year quarter, primarily resulting from higher levels of securities, partially offset by lower levels of short-term interest-bearing deposits with banks and reductions in loans and leases. Earning asset growth was funded primarily by higher levels of borrowed funds, partially offset by lower levels of client demand and other noninterest-bearing deposits and client interest-bearing deposits.

THIRD QUARTER 2018 RESULTS (continued)

PROVISION FOR CREDIT LOSSES

	As of and for the three-months ended,			% Change vs.
($ In Millions)	September 30, 2018	June 30, 2018	September 30, 2017	June 30, 2018	September 30, 2017
Allowance for Credit Losses
Beginning Allowance for Credit Losses	$149.2	$147.8	$178.8	1%	(17)%
Provision for Credit Losses	(9.0)	1.5	(7.0)	N/M	29
Net Recoveries / (Charge-Offs)	0.3	(0.1)	1.6	N/M	(81)
Ending Allowance for Credit Losses	$140.5	$149.2	$173.4	(6)%	(19)%

Allowance assigned to:
Loans and Leases	$119.6	$127.2	$150.3	(6)%	(20)%
Undrawn Commitments and Standby Letters of Credit	20.9	22.0	23.1	(5)	(10)
Ending Allowance for Credit Losses	$140.5	$149.2	$173.4	(6)%	(19)%

Q3 2018

▪
The credit provision in the current quarter was primarily driven by reductions in outstanding loans and undrawn loan commitments attributable to the commercial and institutional and residential real estate portfolios as well as improved credit quality across all major portfolios.

Q2 2018

▪
The provision in the prior quarter was primarily driven by an increase in the specific reserve attributable to the commercial and institutional and commercial real estate portfolios, partially offset by a reduction in the specific reserve attributable to the residential real estate portfolio.

Q3 2017

▪
The credit provision in the prior-year quarter was primarily driven by reductions in undrawn loan commitments and standby letters of credit as well as improved credit quality in the commercial real estate portfolio each resulting in a reduction in the inherent allowance. Net recoveries also contributed to the prior-year quarter provision.

THIRD QUARTER 2018 RESULTS (continued)

NONINTEREST EXPENSE

				% Change vs.
($ In Millions)	Q3 2018	Q2 2018	Q3 2017	Q2 2018	Q3 2017
Noninterest Expense
Compensation	$436.1	$454.7	$418.3	(4)%	4%
Employee Benefits	85.5	88.8	74.8	(4)	14
Outside Services	186.9	185.6	172.7	1	8
Equipment and Software	145.7	144.2	130.5	1	12
Occupancy	51.0	48.8	47.3	5	8
Other Operating Expense	97.1	75.3	92.0	29	5
Total Noninterest Expense	$1,002.3	$997.4	$935.6	1%	7%

End of Period Full-Time Equivalent Staff	18,600	18,300	17,800	2%	4%

Q3 2018 vs. Q2 2018

▪	Compensation expense decreased compared to the prior quarter, primarily reflecting lower long-term performance-based incentive expense in addition to lower cash-based incentive accruals.

▪	Employee benefits expense decreased compared to the prior quarter, primarily driven by decreased retirement plan expenses.

▪	Equipment and software expense increased slightly compared to the prior quarter, primarily driven by higher software disposition charges, partially offset by lower software amortization.

▪
Other operating expense increased compared to the prior quarter, primarily driven by the timing of the Northern Trust-sponsored golf tournament and an increase in various other operating expense categories.

Q3 2018 vs. Q3 2017

▪
Compensation expense increased compared to the prior-year quarter, primarily reflecting higher salary expense and higher cash-based incentive accruals. The increase in salary expense was driven by base pay adjustments and the UBS acquisition.

▪	Employee benefits expense increased compared to the prior-year quarter, primarily due to higher medical costs and retirement plan expenses.

▪
Expense for outside services increased compared to the prior-year quarter, primarily reflecting a change in presentation of third-party advisor costs resulting from the adoption of the new revenue recognition accounting standard, increased costs associated with the UBS acquisition, and higher technical services costs, partially offset by lower consulting services and sub-advisor costs. There is a corresponding increase to trust, investment and other servicing fees as a result of the adoption of the new revenue recognition accounting standard.

▪	Equipment and software expense increased compared to the prior-year quarter, primarily reflecting higher software amortization and disposition charges.

▪	Other operating expense increased compared to the prior-year quarter, primarily driven by increased costs associated with the UBS acquisition.

THIRD QUARTER 2018 RESULTS (continued)

PROVISION FOR INCOME TAX

				% Change vs.
($ In Millions)	Q3 2018	Q2 2018	Q3 2017	Q2 2018	Q3 2017
Net Income
Income before Income Taxes	$481.0	$507.2	$416.6	(5)%	15%
Provision for Income Taxes	106.5	116.8	118.2	(9)	(10)
Net Income	$374.5	$390.4	$298.4	(4)%	26%

Effective Tax Rate	22.1%	23.0%	28.4%
Q3 2018 vs. Q2 2018

▪
The decrease in the provision for income taxes was primarily attributable to adjustments recorded in the current quarter associated with the re-establishment of a deferred tax asset based on the issuance of guidance by the Internal Revenue Service (IRS) related to the implementation of the TCJA, a decrease in income before income taxes, and a change in the earnings mix in tax jurisdictions in which the Corporation operates.

▪
Decreases to the provision for income taxes were partially offset by increases primarily related to the non-recurring tax benefit recognized in the prior quarter in conjunction with sales related to a non-strategic lease portfolio.

Q3 2018 vs. Q3 2017

▪
The decrease in the provision for income taxes was primarily attributable to the reduction in the U.S. corporate income tax rate from 35% to 21% as a result of the TCJA enacted in the fourth quarter of 2017 as well as adjustments recorded in the current quarter associated with the re-establishment of a deferred tax asset based on the issuance of guidance by the IRS related to the implementation of the TCJA.

▪
Decreases to the provision for income taxes were partially offset by an increase in income before income taxes, Federal and State research tax credits recognized in the prior-year quarter due to the completion of a study of the Corporation’s technology spend between 2013 and 2016, and tax accounting changes in 2018 brought about by the TCJA including the tax accounting associated with non-U.S. branches and subsidiaries.

STOCKHOLDERS' EQUITY

Total stockholders’ equity averaged $10.3 billion, up $234.4 million, or 2% from the prior-year quarter’s average of $10.0 billion. The increase was primarily attributable to earnings, partially offset by the repurchase of common stock pursuant to the Corporation’s share repurchase program and dividend declarations. During the current quarter, the Corporation declared cash dividends totaling $17.3 million to preferred stockholders and cash dividends totaling $123.4 million to common stockholders. During the three and nine months ended September 30, 2018, the Corporation repurchased 2,171,699 shares of common stock, including 54,672 shares withheld related to share-based compensation, at a total cost of $235.9 million ($108.62 average price per share) and 6,477,409 shares of common stock, including 439,781 shares withheld related to share-based compensation, at a total cost of $689.7 million ($106.48 average price per share), respectively.

CAPITAL RATIOS

The capital ratios of Northern Trust Corporation and its principal subsidiary, The Northern Trust Company, remained strong at September 30, 2018, exceeding the minimum requirements for classification as “well-capitalized” under applicable U.S. regulatory requirements.
The table below provides capital ratios for Northern Trust Corporation and The Northern Trust Company determined by Basel III phased in requirements.

	September 30, 2018*		June 30, 2018		September 30, 2017
Capital Ratios - Northern Trust Corporation	Advanced Approach	Standardized Approach	Advanced Approach	Standardized Approach	Advanced Approach	Standardized Approach
Common Equity Tier 1	13.4%	12.9%	13.3%	12.4%	13.3%	12.3%
Tier 1	14.8%	14.2%	14.6%	13.6%	14.6%	13.4%
Total	16.7%	16.2%	16.5%	15.6%	16.4%	15.4%
Tier 1 Leverage	7.8%	7.8%	7.7%	7.7%	8.0%	8.0%
Supplementary Leverage	6.9%	N/A	6.8%	N/A	6.9%	N/A

	September 30, 2018*		June 30, 2018		September 30, 2017
Capital Ratios - The Northern Trust Company	Advanced Approach	Standardized Approach	Advanced Approach	Standardized Approach	Advanced Approach	Standardized Approach
Common Equity Tier 1	14.1%	13.2%	13.8%	12.6%	13.5%	12.2%
Tier 1	14.1%	13.2%	13.8%	12.6%	13.5%	12.2%
Total	15.8%	14.9%	15.4%	14.3%	15.1%	13.9%
Tier 1 Leverage	7.2%	7.2%	7.1%	7.1%	7.2%	7.2%
Supplementary Leverage	6.4%	N/A	6.2%	N/A	6.2%	N/A

(*)	Capital ratios for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission.

RECONCILIATION TO FULLY TAXABLE EQUIVALENT

The following table presents a reconciliation of interest income, net interest income, net interest margin, and total revenue prepared in accordance with generally accepted accounting principles to such measures on an FTE basis, which are non-generally accepted accounting financial measures. Management believes this presentation provides a clearer indication of these financial measures for comparative purposes. When adjusted to an FTE basis, yields on taxable, nontaxable and partially taxable assets are comparable; however, the adjustment to an FTE basis has no impact on net income.

	Three Months Ended
	September 30, 2018			June 30, 2018			September 30, 2017
($ In Millions)	Reported	FTE Adj.	FTE	Reported	FTE Adj.	FTE	Reported	FTE Adj.	FTE
Net Interest Income
Interest Income	$599.2	$10.3	$609.5	$567.7	$9.3	$577.0	$453.8	$12.0	$465.8
Interest Expense	191.0	—	191.0	154.4	—	154.4	99.6	—	99.6
Net Interest Income	$408.2	$10.3	$418.5	$413.3	$9.3	$422.6	$354.2	$12.0	$366.2
Net Interest Margin	1.44%		1.47%	1.45%		1.48%	1.25%		1.29%

Total Revenue	$1,474.3	$10.3	$1,484.6	$1,506.1	$9.3	$1,515.4	$1,345.2	$12.0	$1,357.2

FORWARD-LOOKING STATEMENTS

This release may include statements which constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified typically by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “likely,” “plan,” “goal,” “target,” “strategy,” and similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements include statements, other than those related to historical facts, that relate to Northern Trust’s financial results and outlook, capital adequacy, dividend policy and share repurchase program, accounting estimates and assumptions, credit quality including allowance levels, future pension plan contributions, effective tax rate, anticipated expense levels, contingent liabilities, acquisitions, strategies, industry trends, and expectations regarding the impact of recent accounting pronouncements and legislation. These statements are based on Northern Trust’s current beliefs and expectations of future events or future results, and involve risks and uncertainties that are difficult to predict and subject to change. These statements are also based on assumptions about many important factors, including the factors discussed in Northern Trust’s most recent annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission, all of which are available on Northern Trust’s website. We caution you not to place undue reliance on any forward-looking statement as actual results may differ materially from those expressed or implied by forward-looking statements. Northern Trust assumes no obligation to update its forward-looking statements.

WEBCAST OF THIRD QUARTER EARNINGS CONFERENCE CALL

Northern Trust’s third quarter earnings conference call will be webcast on October 17, 2018. The live call will be conducted at 9:00 a.m. CT and is accessible on Northern Trust’s website at:
https://www.northerntrust.com/financialreleases
A recording of the live call will be available on Northern Trust’s website from 1:00 p.m. CT on October 17, 2018, for approximately four weeks. Participants will need Windows Media or Adobe Flash software. This earnings release can also be accessed at Northern Trust’s website.
To download our investor relations mobile app, which offers access to SEC filings, press releases, stock quotes and upcoming events, please visit Apple’s App Store for your iPad. You may find the app by searching Northern Trust Investor Relations or by clicking on https://appsto.re/us/MtHH3.i from your iPad.

About Northern Trust
Northern Trust Corporation (Nasdaq: NTRS) is a leading provider of wealth management, asset servicing, asset management and banking to corporations, institutions, affluent families and individuals. Founded in Chicago in 1889, Northern Trust has offices in the United States in 19 states and Washington, D.C., and 23 international locations in Canada, Europe, the Middle East and the Asia-Pacific region. As of September 30, 2018, Northern Trust had assets under custody/administration of US$10.8 trillion, and assets under management of US$1.2 trillion. For more than 125 years, Northern Trust has earned distinction as an industry leader for exceptional service, financial expertise, integrity and innovation. Visit northerntrust.com or follow us on Twitter @NorthernTrust.
Northern Trust Corporation, Head Office: 50 South La Salle Street, Chicago, Illinois 60603 U.S.A., incorporated with limited liability in the U.S. Global legal and regulatory information can be found at https://www.northerntrust.com/disclosures.

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NORTHERN TRUST CORPORATION	Page 1
(Supplemental Consolidated Financial Information)

STATEMENT OF INCOME DATA
($ In Millions Except Per Share Data)	THIRD QUARTER
	2018	2017	% Change (*)
Noninterest Income
Trust, Investment and Other Servicing Fees	$939.2	$867.9	8%
Foreign Exchange Trading Income	71.7	49.1	46
Treasury Management Fees	12.5	13.2	(5)
Security Commissions and Trading Income	21.9	21.2	3
Other Operating Income	20.9	40.0	(48)
Investment Security Gains (Losses), net	(0.1)	(0.4)	(68)
Total Noninterest Income	1,066.1	991.0	8

Net Interest Income
Interest Income	599.2	453.8	32
Interest Expense	191.0	99.6	92
Net Interest Income	408.2	354.2	15

Total Revenue	1,474.3	1,345.2	10

Provision for Credit Losses	(9.0)	(7.0)	29

Noninterest Expense
Compensation	436.1	418.3	4
Employee Benefits	85.5	74.8	14
Outside Services	186.9	172.7	8
Equipment and Software	145.7	130.5	12
Occupancy	51.0	47.3	8
Other Operating Expense	97.1	92.0	5
Total Noninterest Expense	1,002.3	935.6	7

Income before Income Taxes	481.0	416.6	15
Provision for Income Taxes	106.5	118.2	(10)
NET INCOME	$374.5	$298.4	26%

Dividends on Preferred Stock	$17.3	$17.3	—%
Earnings Allocated to Participating Securities	4.1	4.4	(7)
Earnings Allocated to Common and Potential Common Shares	353.1	276.7	28

Per Common Share
Net Income
Basic	$1.59	$1.21	31%
Diluted	1.58	1.20	32

Average Common Equity	$9,392.6	$9,158.2	3%
Return on Average Common Equity	15.1%	12.2%
Return on Average Assets	1.22%	0.98%

Cash Dividends Declared per Common Share	$0.55	$0.42	31%

Average Common Shares Outstanding (000s)
Basic	222,443	228,011
Diluted	223,860	229,314
Common Shares Outstanding (EOP) (000s)	221,395	227,421

(*)	Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.

NORTHERN TRUST CORPORATION	Page 2
(Supplemental Consolidated Financial Information)

STATEMENT OF INCOME DATA	THIRD	SECOND
($ In Millions Except Per Share Data)	QUARTER	QUARTER
	2018	2018	% Change (*)
Noninterest Income
Trust, Investment and Other Servicing Fees	$939.2	$942.9	—%
Foreign Exchange Trading Income	71.7	78.9	(9)
Treasury Management Fees	12.5	13.5	(7)
Security Commissions and Trading Income	21.9	26.1	(16)
Other Operating Income	20.9	31.4	(34)
Investment Security Gains (Losses), net	(0.1)	—	N/M
Total Noninterest Income	1,066.1	1,092.8	(2)

Net Interest Income
Interest Income	599.2	567.7	6
Interest Expense	191.0	154.4	24
Net Interest Income	408.2	413.3	(1)

Total Revenue	1,474.3	1,506.1	(2)

Provision for Credit Losses	(9.0)	1.5	N/M

Noninterest Expense
Compensation	436.1	454.7	(4)
Employee Benefits	85.5	88.8	(4)
Outside Services	186.9	185.6	1
Equipment and Software	145.7	144.2	1
Occupancy	51.0	48.8	5
Other Operating Expense	97.1	75.3	29
Total Noninterest Expense	1,002.3	997.4	1

Income before Income Taxes	481.0	507.2	(5)
Provision for Income Taxes	106.5	116.8	(9)
NET INCOME	$374.5	$390.4	(4)%

Dividends on Preferred Stock	$17.3	$5.9	197%
Earnings Allocated to Participating Securities	4.1	5.0	(19)
Earnings Allocated to Common and Potential Common Shares	353.1	379.5	(7)

Per Common Share
Net Income
Basic	$1.59	$1.69	(6)%
Diluted	1.58	1.68	(6)

Average Common Equity	$9,392.6	$9,320.1	1%
Return on Average Common Equity	15.1%	16.5%
Return on Average Assets	1.22%	1.26%

Cash Dividends Declared per Common Share	$0.55	$0.42	31%

Average Common Shares Outstanding (000s)
Basic	222,443	224,208
Diluted	223,860	225,611
Common Shares Outstanding (EOP) (000s)	221,395	223,282

(*)	Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.

NORTHERN TRUST CORPORATION	Page 3
(Supplemental Consolidated Financial Information)

STATEMENT OF INCOME DATA
($ In Millions Except Per Share Data)	NINE MONTHS
	2018	2017	% Change (*)
Noninterest Income
Trust, Investment and Other Servicing Fees	$2,819.8	$2,524.3	12%
Foreign Exchange Trading Income	229.1	147.1	56
Treasury Management Fees	40.0	42.8	(7)
Security Commissions and Trading Income	75.2	65.8	14
Other Operating Income	87.1	122.7	(29)
Investment Security Gains (Losses), net	(0.3)	(1.1)	(72)
Total Noninterest Income	3,250.9	2,901.6	12

Net Interest Income
Interest Income	1,672.8	1,281.3	31
Interest Expense	467.3	232.1	101
Net Interest Income	1,205.5	1,049.2	15

Total Revenue	4,456.4	3,950.8	13

Provision for Credit Losses	(10.5)	(15.0)	(30)

Noninterest Expense
Compensation	1,362.5	1,276.6	7
Employee Benefits	266.0	228.2	17
Outside Services	543.9	492.8	10
Equipment and Software	429.9	391.5	10
Occupancy	151.3	139.0	9
Other Operating Expense	241.4	239.4	1
Total Noninterest Expense	2,995.0	2,767.5	8

Income before Income Taxes	1,471.9	1,198.3	23
Provision for Income Taxes	325.4	355.9	(9)
NET INCOME	$1,146.5	$842.4	36%

Dividends on Preferred Stock	$40.5	$43.9	(8)%
Earnings Allocated to Participating Securities	14.3	13.3	8
Earnings Allocated to Common and Potential Common Shares	1,091.7	785.2	39

Per Common Share
Net Income
Basic	$4.87	$3.43	42%
Diluted	4.84	3.41	42

Average Common Equity	$9,323.3	$9,054.8	3%
Return on Average Common Equity	15.9%	11.8%
Return on Average Assets	1.24%	0.95%

Cash Dividends Declared per Common Share	$1.39	$1.18	18%

Average Common Shares Outstanding (000s)
Basic	224,099	228,752
Diluted	225,495	230,189
Common Shares Outstanding (EOP) (000s)	221,395	227,421

(*)	Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.

NORTHERN TRUST CORPORATION	Page 4
(Supplemental Consolidated Financial Information)

BALANCE SHEET
($ In Millions)	SEPTEMBER 30
	2018	2017	% Change (*)
Assets
Federal Reserve and Other Central Bank Deposits	$32,788.4	$34,041.4	(4)%
Interest-Bearing Due from and Deposits with Banks (**)	5,022.0	8,279.1	(39)
Federal Funds Sold and Securities Purchased under Agreements to Resell	1,501.5	1,670.8	(10)
Securities
U.S. Government	5,708.6	5,768.4	(1)
Obligations of States and Political Subdivisions	745.3	810.7	(8)
Government Sponsored Agency	21,588.7	18,089.1	19
Other (***)	23,640.4	20,570.3	15
Total Securities	51,683.0	45,238.5	14
Loans and Leases	31,354.0	33,336.1	(6)
Total Earning Assets	122,348.9	122,565.9	—
Allowance for Credit Losses Assigned to Loans and Leases	(119.6)	(150.3)	(20)
Cash and Due from Banks and Other Central Bank Deposits (****)	2,870.9	2,687.5	7
Buildings and Equipment	417.2	462.5	(10)
Client Security Settlement Receivables	1,541.4	1,274.0	21
Goodwill	672.7	526.5	28
Other Assets	4,647.0	4,034.1	15
Total Assets	$132,378.5	$131,400.2	1%

Liabilities and Stockholders’ Equity
Interest-Bearing Deposits
Savings, Money Market and Other	$15,739.7	$16,042.2	(2)%
Savings Certificates and Other Time	755.5	1,227.4	(38)
Non-U.S. Offices - Interest-Bearing	64,373.5	62,241.2	3
Total Interest-Bearing Deposits	80,868.7	79,510.8	2
Short-Term Borrowings	10,336.0	8,718.4	19
Senior Notes	1,996.2	1,497.1	33
Long-Term Debt	1,096.5	1,663.4	(34)
Floating Rate Capital Debt	277.6	277.5	—
Total Interest-Related Funds	94,575.0	91,667.2	3
Demand and Other Noninterest-Bearing Deposits	24,022.5	26,299.8	(9)
Other Liabilities	3,416.5	3,268.0	5
Total Liabilities	122,014.0	121,235.0	1
Common Equity	9,482.5	9,283.2	2
Preferred Equity	882.0	882.0	—
Total Equity	10,364.5	10,165.2	2
Total Liabilities and Stockholders’ Equity	$132,378.5	$131,400.2	1%

(*)	Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.

(**)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(***)
Other securities include Federal Reserve and Federal Home Loan Bank stock and certain community development investments for purposes of presenting earning assets; such securities are presented in other assets on the consolidated balance sheets in our periodic filings with the SEC.

(****)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

NORTHERN TRUST CORPORATION	Page 5
(Supplemental Consolidated Financial Information)

BALANCE SHEET
($ In Millions)	SEPTEMBER 30	JUNE 30
	2018	2018	% Change (*)
Assets
Federal Reserve and Other Central Bank Deposits	$32,788.4	$33,379.6	(2)%
Interest-Bearing Due from and Deposits with Banks (**)	5,022.0	6,272.1	(20)
Federal Funds Sold and Securities Purchased under Agreements to Resell	1,501.5	1,427.8	5
Securities
U.S. Government	5,708.6	5,754.2	(1)
Obligations of States and Political Subdivisions	745.3	770.4	(3)
Government Sponsored Agency	21,588.7	21,059.6	3
Other (***)	23,640.4	22,968.3	3
Total Securities	51,683.0	50,552.5	2
Loans and Leases	31,354.0	32,473.2	(3)
Total Earning Assets	122,348.9	124,105.2	(1)
Allowance for Credit Losses Assigned to Loans and Leases	(119.6)	(127.2)	(6)
Cash and Due from Banks and Other Central Bank Deposits (****)	2,870.9	2,819.6	2
Buildings and Equipment	417.2	428.8	(3)
Client Security Settlement Receivables	1,541.4	2,027.3	(24)
Goodwill	672.7	673.5	—
Other Assets	4,647.0	5,179.0	(10)
Total Assets	$132,378.5	$135,106.2	(2)%

Liabilities and Stockholders’ Equity
Interest-Bearing Deposits
Savings, Money Market and Other	$15,739.7	$15,492.1	2%
Savings Certificates and Other Time	755.5	855.2	(12)
Non-U.S. Offices - Interest-Bearing	64,373.5	63,511.4	1
Total Interest-Bearing Deposits	80,868.7	79,858.7	1
Short-Term Borrowings	10,336.0	11,838.3	(13)
Senior Notes	1,996.2	1,497.7	33
Long-Term Debt	1,096.5	1,410.6	(22)
Floating Rate Capital Debt	277.6	277.5	—
Total Interest-Related Funds	94,575.0	94,882.8	—
Demand and Other Noninterest-Bearing Deposits	24,022.5	26,666.2	(10)
Other Liabilities	3,416.5	3,199.6	7
Total Liabilities	122,014.0	124,748.6	(2)
Common Equity	9,482.5	9,475.6	—
Preferred Equity	882.0	882.0	—
Total Equity	10,364.5	10,357.6	—
Total Liabilities and Stockholders’ Equity	$132,378.5	$135,106.2	(2)%

(*)	Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.

(**)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(***)
Other securities include Federal Reserve and Federal Home Loan Bank stock and certain community development investments for purposes of presenting earning assets; such securities are presented in other assets on the consolidated balance sheets in our periodic filings with the SEC.

(****)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

NORTHERN TRUST CORPORATION	Page 6
(Supplemental Consolidated Financial Information)

AVERAGE BALANCE SHEET
($ In Millions)	THIRD QUARTER
	2018	2017	% Change (*)
Assets
Federal Reserve and Other Central Bank Deposits	$22,889.6	$25,182.9	(9)%
Interest-Bearing Due from and Deposits with Banks (**)	5,410.3	7,145.8	(24)
Federal Funds Sold and Securities Purchased under Agreements to Resell	1,775.2	1,945.8	(9)
Securities
U.S. Government	5,726.6	6,002.2	(5)
Obligations of States and Political Subdivisions	730.7	845.3	(14)
Government Sponsored Agency	21,589.9	17,974.7	20
Other (***)	22,773.6	19,920.1	14
Total Securities	50,820.8	44,742.3	14
Loans and Leases	31,798.9	33,468.2	(5)
Total Earning Assets	112,694.8	112,485.0	—
Allowance for Credit Losses Assigned to Loans and Leases	(127.6)	(155.1)	(18)
Cash and Due from Banks and Other Central Bank Deposits (****)	2,702.9	2,666.8	1
Buildings and Equipment	426.8	467.3	(9)
Client Security Settlement Receivables	968.1	917.0	6
Goodwill	672.4	523.9	28
Other Assets	4,818.2	4,254.5	13
Total Assets	$122,155.6	$121,159.4	1%

Liabilities and Stockholders’ Equity
Interest-Bearing Deposits
Savings, Money Market and Other	$14,787.6	$15,617.1	(5)%
Savings Certificates and Other Time	810.5	1,255.1	(35)
Non-U.S. Offices - Interest-Bearing	58,473.2	58,503.4	—
Total Interest-Bearing Deposits	74,071.3	75,375.6	(2)
Short-Term Borrowings	11,380.7	7,264.5	57
Senior Notes	1,818.0	1,497.0	21
Long-Term Debt	1,254.4	1,672.5	(25)
Floating Rate Capital Debt	277.6	277.5	—
Total Interest-Related Funds	88,802.0	86,087.1	3
Demand and Other Noninterest-Bearing Deposits	19,430.5	21,736.4	(11)
Other Liabilities	3,648.5	3,295.7	11
Total Liabilities	111,881.0	111,119.2	1
Common Equity	9,392.6	9,158.2	3
Preferred Equity	882.0	882.0	—
Total Equity	10,274.6	10,040.2	2
Total Liabilities and Stockholders’ Equity	$122,155.6	$121,159.4	1%

(*)	Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.

(**)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(***)
Other securities include Federal Reserve and Federal Home Loan Bank stock and certain community development investments for purposes of presenting earning assets; such securities are presented in other assets on the consolidated balance sheets in our periodic filings with the SEC.

(****)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

NORTHERN TRUST CORPORATION	Page 7
(Supplemental Consolidated Financial Information)

AVERAGE BALANCE SHEET	THIRD	SECOND
($ In Millions)	QUARTER	QUARTER
	2018	2018	% Change (*)
Assets
Federal Reserve and Other Central Bank Deposits	$22,889.6	$24,512.8	(7)%
Interest-Bearing Due from and Deposits with Banks (**)	5,410.3	6,556.9	(17)
Federal Funds Sold and Securities Purchased under Agreements to Resell	1,775.2	1,417.1	25
Securities
U.S. Government	5,726.6	5,718.3	—
Obligations of States and Political Subdivisions	730.7	785.4	(7)
Government Sponsored Agency	21,589.9	20,215.0	7
Other (***)	22,773.6	22,973.7	(1)
Total Securities	50,820.8	49,692.4	2
Loans and Leases	31,798.9	32,235.4	(1)
Total Earning Assets	112,694.8	114,414.6	(2)
Allowance for Credit Losses Assigned to Loans and Leases	(127.6)	(126.4)	1
Cash and Due from Banks and Other Central Bank Deposits (****)	2,702.9	2,440.5	11
Buildings and Equipment	426.8	440.0	(3)
Client Security Settlement Receivables	968.1	942.1	3
Goodwill	672.4	615.9	9
Other Assets	4,818.2	5,140.0	(6)
Total Assets	$122,155.6	$123,866.7	(1)%

Liabilities and Stockholders’ Equity
Interest-Bearing Deposits
Savings, Money Market and Other	$14,787.6	$15,565.0	(5)%
Savings Certificates and Other Time	810.5	896.6	(10)
Non-U.S. Offices - Interest-Bearing	58,473.2	57,684.5	1
Total Interest-Bearing Deposits	74,071.3	74,146.1	—
Short-Term Borrowings	11,380.7	11,336.2	—
Senior Notes	1,818.0	1,497.6	21
Long-Term Debt	1,254.4	1,410.8	(11)
Floating Rate Capital Debt	277.6	277.5	—
Total Interest-Related Funds	88,802.0	88,668.2	—
Demand and Other Noninterest-Bearing Deposits	19,430.5	21,484.7	(10)
Other Liabilities	3,648.5	3,511.7	4
Total Liabilities	111,881.0	113,664.6	(2)
Common Equity	9,392.6	9,320.1	1
Preferred Equity	882.0	882.0	—
Total Equity	10,274.6	10,202.1	1
Total Liabilities and Stockholders’ Equity	$122,155.6	$123,866.7	(1)%

(*)	Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.

(**)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(***)
Other securities include Federal Reserve and Federal Home Loan Bank stock and certain community development investments for purposes of presenting earning assets; such securities are presented in other assets on the consolidated balance sheets in our periodic filings with the SEC.

(****)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

NORTHERN TRUST CORPORATION	Page 8
(Supplemental Consolidated Financial Information)

QUARTERLY TREND DATA	2018						2017
($ In Millions Except Per Share Data)	QUARTERS						QUARTERS
	THIRD		SECOND		FIRST		FOURTH		THIRD
Net Income Summary
Trust, Investment and Other Servicing Fees	$939.2		$942.9		$937.7		$910.0		$867.9
Other Noninterest Income	126.9		149.9		154.3		134.5		123.1
Net Interest Income	408.2		413.3		384.0		380.0		354.2
Total Revenue	1,474.3		1,506.1		1,476.0		1,424.5		1,345.2
Provision for Credit Losses	(9.0)		1.5		(3.0)		(13.0)		(7.0)
Noninterest Expense	1,002.3		997.4		995.3		1,001.9		935.6
Income before Income Taxes	481.0		507.2		483.7		435.6		416.6
Provision for Income Taxes	106.5		116.8		102.1		79.0		118.2
Net Income	$374.5		$390.4		$381.6		$356.6		$298.4

Per Common Share
Net Income - Basic	$1.59		$1.69		$1.59		$1.52		$1.21
- Diluted	1.58		1.68		1.58		1.51		1.20
Cash Dividends Declared per Common Share	0.55		0.42		0.42		0.42		0.42
Book Value (EOP)	42.83		42.44		41.66		41.28		40.82
Market Value (EOP)	102.13		102.89		103.13		99.89		91.93

Financial Ratios
Return on Average Common Equity	15.1%		16.5%		16.0%		15.1%		12.2%
Return on Average Assets	1.22		1.26		1.24		1.16		0.98
Net Interest Margin (GAAP)	1.44		1.45		1.35		1.33		1.25
Net Interest Margin (FTE*)	1.47		1.48		1.38		1.39		1.29

Assets Under Custody / Administration ($ in Billions) - EOP
Corporate & Institutional Services	$10,153.9		$10,051.9		$10,131.7		$10,066.8		$9,062.8
Wealth Management	675.9		660.6		654.0		655.8		633.2
Total Assets Under Custody / Administration	$10,829.8		$10,712.5		$10,785.7		$10,722.6		$9,696.0

Assets Under Custody ($ In Billions) - EOP
Corporate & Institutional Services	$7,523.1		$7,451.1		$7,466.5		$7,439.1		$7,130.9
Wealth Management	665.8		650.8		645.2		645.5		622.9
Total Assets Under Custody	$8,188.9		$8,101.9		$8,111.7		$8,084.6		$7,753.8

Assets Under Management ($ In Billions) - EOP
Corporate & Institutional Services	$876.0		$862.1		$878.3		$871.2		$840.7
Wealth Management	295.5		286.8		287.4		289.8		284.4
Total Assets Under Management	$1,171.5		$1,148.9		$1,165.7		$1,161.0		$1,125.1

Asset Quality ($ In Millions) - EOP
Nonperforming Loans and Leases	$113.6		$128.4		$124.7		$150.7		$137.3
Other Real Estate Owned (OREO)	11.3		3.8		4.2		4.6		8.2
Total Nonperforming Assets	$124.9		$132.2		$128.9		$155.3		$145.5
Nonperforming Assets / Loans and Leases and OREO	0.40%		0.41%		0.40%		0.48%		0.44%
Gross Charge-offs	$2.8		$2.2		$4.3		$8.3		$3.5
Less: Gross Recoveries	3.1		2.1		1.3		1.7		5.1
Net Charge-offs / (Recoveries)	$(0.3)		$0.1		$3.0		$6.6		$(1.6)
Net Charge-offs / (Recoveries) (Annualized) to Avg Loans and Leases	—%		—%		0.04%		0.08%		(0.02)%
Allowance for Credit Losses Assigned to Loans and Leases	$119.6		$127.2		$125.4		$131.2		$150.3
Allowance to Nonperforming Loans and Leases	1.1	x	1.0	x	1.0	x	0.9	x	1.1	x
Allowance for Other Credit-Related Exposures	$20.9		$22.0		$22.4		$22.6		$23.1

(*)
Net interest margin presented on an FTE basis is a non-generally accepted accounting principle financial measure that facilitates the analysis of asset yields. Please refer to the Reconciliation to Fully Taxable Equivalent section for further detail.